297684974.1 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 2nd day of March, 2022, by and between (a) SILICON VALLEY BANK, a California corporation (“Bank”) and (b) VERONA PHARMA PLC., a company registered under the laws of England and Wales with company number 05375156 (“Parent” or “UK Borrower”) and VERONA PHARMA, INC., a Delaware corporation (“US Borrower” and together with UK Borrower, each a “Co-Borrower” and collectively “Co-Borrowers”). RECITALS A. Bank and Co-Borrowers have entered into that certain Loan and Security Agreement dated as of November 19, 2020, as amended by that certain First Amendment to Loan and Security Agreement dated as of January 28, 2021 (as amended, and as the same may from time to time be further amended, modified, supplemented or restated, collectively, the “Loan Agreement”). B. Bank has extended credit to Co-Borrowers for the purposes permitted in the Loan Agreement. C. Co-Borrowers have requested that Bank amend the Loan Agreement to the Loan Agreement as more fully set forth herein. D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below. AGREEMENT NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows: 1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement. 2. Amendment to Loan Agreement. 2.1 Section 13.1 (Definitions). The definition of “Term B Availability Period” set forth in Section 13.1 of the Loan Agreement hereby is amended and restated in its entirety and replaced with the following: “Term B Availability Period” is the period of time commencing on the date Borrower publishes a press release that states that it has received positive Enhance 2 pivotal data for Ensifentrine, through and including September 30, 2022. DocuSign Envelope ID: 9FF3261D-0D20-412B-884B-4C5114DC38A9

2 297684974.1 3. Limitation of Amendments. 3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document. 3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect. 4. Representations and Warranties. To induce Bank to enter into this Amendment, Co-Borrowers hereby represent and warrant to Bank as follows: 4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing; 4.2 Co-Borrowers have the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment; 4.3 Except as has been delivered to Bank pursuant to Section 6.2(e), the organizational documents of each Co-Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect; 4.4 The execution and delivery by Co-Borrowers of this Amendment and the performance by Co-Borrowers of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized; 4.5 The execution and delivery by Co-Borrowers of this Amendment and the performance by Co-Borrowers of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material law or regulation binding on or affecting Co-Borrowers, (b) any material contractual restriction with a Person binding on Co- Borrowers, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Co-Borrowers, or (d) the organizational documents of Co-Borrowers; 4.6 The execution and delivery by Co-Borrowers of this Amendment and the performance by Co-Borrowers of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or DocuSign Envelope ID: 9FF3261D-0D20-412B-884B-4C5114DC38A9

3 297684974.1 authority, or subdivision thereof, binding on Co-Borrowers, except as already has been obtained or made; and 4.7 This Amendment has been duly executed and delivered by Co-Borrowers and is the binding obligation of Co-Borrowers, enforceable against Co-Borrowers in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights. 5. [Reserved]. 6. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents. 7. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. 8. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Co-Borrowers’ payment of Bank’s legal fees and expenses incurred in connection with this Amendment. [Signature page follows.] DocuSign Envelope ID: 9FF3261D-0D20-412B-884B-4C5114DC38A9

297684974.1 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above. BANK: SILICON VALLEY BANK By: Name: Mike McMahon Title: Director CO-BORROWERS: VERONA PHARMA, INC. By: Name: Mark Hahn Title: Chief Financial Officer VERONA PHARMA PLC. By: Name: Mark Hahn Title: Chief Financial Officer DocuSign Envelope ID: 9FF3261D-0D20-412B-884B-4C5114DC38A9